Fees Summary	Aug. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 250,000,000
Previously Paid Amount	0
Total Fee Amount	20,332.75
Total Offset Amount	0
Net Fee	$ 20,332.75